Exhibit 10.21

AMENDMENT, CONSENT AND PARENT GUARANTY TO

SENIOR SUBORDINATED CONVERTIBLE DEBENTURE

THIS AMENDMENT, CONSENT AND PARENT GUARANTY TO SENIOR SUBORDINATED CONVERTIBLE DEBENTURE (this “Amendment”) dated as of January 7, 2014, is by and among Rice Drilling B LLC, a Delaware limited liability company (the “Company”), Rice Energy Inc., a Delaware corporation (“Rice Energy Inc.”) and holders of the Company’s 12.00% Senior Subordinated Convertible Debentures due 2014 (each, a “Holder”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Convertible Debenture (as defined below).

WITNESSETH:

WHEREAS, in June 2011 through September 2011, the Company issued $60,000,000 aggregate principal amount of its 12.00% Senior Subordinated Convertible Debentures due 2014 (the “Convertible Debentures”);

WHEREAS, pursuant to Section 7(a) of the Convertible Debentures, in July and August 2013, the Company redeemed an aggregate of $53.1 million of the Convertible Debentures;

WHEREAS, in connection with the IPO (as defined below), the Company and the Holder desire to amend, in certain respects, the Convertible Debenture and the Amended and Restated Operating Agreement dated November 13, 2009 of the Company, as amended by that certain First Amendment dated July 8, 2011, as amended by that certain Second Amendment dated January 25, 2012, and as amended by that certain Third Amendment dated November 5, 2012 (as amended, the “Operating Agreement”);

WHEREAS, pursuant to Section 12 of the Convertible Debenture, this Amendment requires the consent of 75% in interest of the outstanding Convertible Debentures and Conversion Units, collectively;

WHEREAS, upon completion of the Reorganization (as defined below), Rice Energy Inc. will hold directly 100% of the limited liability company interests of Rice Energy Appalachia, LLC, a Delaware limited liability company (“REA”), and REA will hold directly 100% of the limited liability company interests in the Company; and

WHEREAS, Rice Energy Inc. has determined that the execution and delivery of the guaranty herein and the performance by Rice Energy Inc. of its obligations hereunder reasonably may be expected to benefit Rice Energy Inc., directly or indirectly.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Company, the Holder and Rice Energy Inc. hereby agree as follows:

SECTION 1. Amendments to Convertible Debenture. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Convertible Debenture shall be amended effective as of the date hereof in the manner provided in this Section 1.

1.1 Additional Definitions. Section 1.01 of the Convertible Debenture shall be and it hereby is amended by inserting the following definitions in the appropriate alphabetical order:

“Commission” means the United States Securities and Exchange Commission.

“IPO” means the initial public offering of shares of common stock of Rice Energy Inc., as more fully described in the Registration Statement.

“IPO Closing Date” means the date on which the closing of the IPO occurs.

“IPO Launch Date” means the date on which Rice Energy Inc. makes a public announcement that it has commenced a road show as defined in Rule 433(h) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Master Reorganization Agreement” means that certain Master Reorganization Agreement to be entered into by and among the Company, Daniel J. Rice III, Rice Energy Inc., Rice Energy Holdings, LLC, NGP Rice Holdings, LLC and certain other parties thereto.

“Merger Agreement” means the agreement and plan of merger to be entered into by and among Rice Merger and the Company, pursuant to which, among other things, (i) the Company will merge with and into Rice Merger, with the Company surviving the merger, and (ii) the holders of limited liability company interests in the Company will receive shares of common stock of Rice Energy Inc. in exchange for such limited liability company interests in the Company.

“Registration Statement” means the Registration Statement on Form S-1, as amended from time to time, initially filed with the Commission on December 16, 2013 (File No. 333-192894).

“REI Sale” means the sale of 100% of the common stock of Rice Energy Inc. to REA by the Company in exchange for de minimus cash consideration.

“Reorganization” means the certain restructuring transactions that have been or will be undertaken in connection with the IPO, pursuant to the Master Reorganization Agreement, and as more fully described in the Registration Statement. The Reorganization shall include, but is not limited to, the REI Sale and the transactions contemplated by the Merger Agreement.

“Rice Energy Inc.” means Rice Energy Inc., a Delaware corporation formed on October 1, 2013 to serve as the issuer in a public offering of common stock.

“Rice Merger” means Rice Merger LLC, a Delaware limited liability company.

“Second A&R Operating Agreement” means that certain Second Amended and Restated Operating Agreement, to be entered into in connection with the Reorganization.

1.2 Conversion Rights by Holder. Section 8(d) of the Convertible Debenture shall be and it hereby is amended by adding a new sentence to the end thereof to read as follows:

Provided, however, at any time on or after the completion of the Reorganization, on the exercise of the right to convert under this Section 8, the Holder will receive a number of shares of common stock of Rice Energy Inc. equal to the number of shares of common stock of Rice Energy Inc. that such Holder would have received pursuant to the Merger Agreement if such Holder had exercised their right to receive Conversion Units pursuant to this Section 8 immediately prior to the consummation of the transactions contemplated by the Merger Agreement.

1.3 Limitations on Additional Debt from, or Other Transactions with, Rice Energy or other Affiliates; Financial Covenants. Section 9(b) of the Convertible Debenture shall be and it hereby is amended by (a) deleting the “or” located at the end of clause (iv) of the third sentence thereof, (ii) deleting the period located at the end of clause (v) of the third sentence thereof, and (iii) adding new clauses (vi) and (vii) to the end thereof to read as follows:

(vi) the Reorganization, including any and all transactions deemed necessary by the Company to consummate the transactions contemplated by the Master Reorganization Agreement and the Merger Agreement, or (vii) following the completion of the IPO, transactions exclusively among the Rice Energy Inc. and any of its subsidiaries.

1.4 Reports. Section 13 of the Convertible Debenture shall be and it hereby is amended and restated in its entirety to read as follows:

13. Reports.

(a) Prior to the completion of the IPO, so long as any Debentures are outstanding, the Company will furnish to the Holder the following information:

(i) within 120 calendar days after the end of each fiscal year, audited financial statements of the Company and its subsidiaries on a consolidated basis; and

(ii) within 30 calendar days after the end of each fiscal quarter, a summary of any material or other significant developments of the Company and its subsidiaries and their business, any issuances of additional interests in the Company or any amendments to the Operating Agreement during the preceding quarter and an updated table of the capitalization of the Company as of the end of such previous quarter in a format substantially similar to the “Capitalization” section included in the Memorandum.

(b) Following the completion of the IPO, so long as any Debentures are outstanding, regardless of whether required by the rules and regulations of the Commission, Rice Energy Inc. will file with the Commission for public availability, within the time periods specified in the Commission’s rules and regulations (unless the Commission will not accept such a filing, in which case Rice Energy Inc. will comply with the requirements described in the next following paragraph of this Section 13(b)):

(i) all quarterly and annual reports that would be required to be filed with the Commission on Forms 10-Q and 10-K under the Exchange Act if Rice Energy Inc. were required to file such reports; and

(ii) all current reports that would be required to be filed with the Commission on Form 8-K under the Exchange Act if Rice Energy Inc. were required to file such reports.

All such reports will be prepared in all material respects in accordance with all of the rules and regulations applicable to such reports. Each annual report on Form 10-K will include a report on Rice Energy Inc.’s consolidated financial statements by Rice Energy Inc.’s certified independent accountants.

If, at any time, Rice Energy Inc. is no longer subject to the periodic reporting requirements of the Exchange Act for any reason, Rice Energy Inc. will nevertheless continue filing the reports specified in the first paragraph of this Section 13(b) with the Commission within the time periods specified in the first paragraph of this Section 13(b) unless the Commission will not accept such a filing. Rice Energy Inc. will not take any action for the purpose of causing the Commission not to accept any such filings. If, notwithstanding the foregoing, the Commission will not accept Rice Energy Inc.’s filings for any reason, Rice Energy Inc. will post the reports referred to in the first paragraph of this Section 13(b) on its website within the time periods that would apply if Rice Energy Inc. were required to file those reports with the Commission.

SECTION 2. Consents. Each Holder hereby consents to (i) the Reorganization, including the entry into the Reorganization Agreement and the Merger Agreement by the Company, all transactions contemplated thereby and all actions deemed necessary by the Company or Rice Energy Inc. to give effect to the transactions contemplated thereby and (ii) the Second A&R

Operating Agreement. This Amendment shall constitute the written consent of the Holders required in connection with all actions, amendments and transactions contemplated hereby pursuant to Section 12 of the Convertible Debenture.

SECTION 3. Acknowledgement. Each Holder hereby represents, warrants and acknowledges that he or she is the holder of the aggregate principal amount of Convertible Debentures indicated on the signature page hereto.

SECTION 4. Parent Guaranty. Rice Energy Inc. hereby fully, unconditionally and irrevocably guarantees (the “Guaranty”), as primary obligor and not merely as surety, the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the Convertible Debentures. Rice Energy Inc. agrees that the Convertible Debentures will rank equally in right of payment with other indebtedness of Rice Energy Inc., except to the extent such other indebtedness is subordinate to the Convertible Debentures, in which case the Convertible Debentures will rank senior in right of payment to such other indebtedness. Rice Energy Inc. further agrees that the Guaranty constitutes a guaranty of payment when due (and not a guaranty of collection) and waives any right to require that any resort be had by any Holder to any security held for payment of the Convertible Debentures. Rice Energy Inc. further agrees that, as between Rice Energy Inc., on the one hand, and the Holders, on the other hand, (i) the maturity of the Convertible Debentures guaranteed hereby may be accelerated as provided in the Convertible Debenture for the purposes of its guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Convertible Debentures guaranteed hereby and (ii) in the event of any such declaration of acceleration of such Convertible Debentures, such Convertible Debentures (whether or not due and payable) shall forthwith become due and payable by Rice Energy Inc. for the purposes of this Guaranty.

SECTION 5. Miscellaneous.

5.1 No Conversion of Convertible Debenture During IPO Roadshow. Each Holder hereby agrees not to exercise its conversion rights pursuant to Section 8 of the Convertible Debenture on or after the IPO Launch Date until the earlier of (a) 21 days following the IPO Launch Date and (b) the IPO Closing Date.

5.2 Reaffirmation of Convertible Debenture and Subordinate Loan Documents. Any and all of the terms and provisions of the Convertible Debenture and the Subordinate Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The Company hereby agrees that the amendments and modifications herein contained shall not impair its liabilities, duties and obligations under the Convertible Debenture and the Subordinate Loan Documents to which it is a party or the liens granted by it securing the payment and performance thereof. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Holder under the Convertible Debenture or any of the Subordinate Loan Documents, or, except as expressly provided herein, constitute a waiver or amendment of any provision of the Convertible Debenture or any of the Subordinate Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Convertible Debenture to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Convertible Debenture, and each reference in the Subordinate Loan Documents to “the Convertible Debenture”, “thereunder”, “thereof” or words of like import referring to the Convertible Debenture, shall mean and be a reference to the Convertible Debenture as modified hereby. This Amendment is a Subordinate Loan Document, and all provisions in the Convertible Debenture pertaining to Subordinate Loan Documents apply hereto.

5.3 Severability. The unenforceability or invalidity of any provision of this Amendment as to any person or circumstance shall not render that provision unenforceable or invalid as to any other provision or circumstance, and all provisions hereof, in all other respects, shall remain valid and enforceable.

5.4 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflicts of laws principles.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment, Consent and Parent Guaranty to Senior Subordinated Convertible Debenture to be duly executed as of the date first above written.

RICE DRILLING B LLC
a Delaware limited liability company

By:	/s/ Toby Z. Rice
Name: Title:	Toby Z. Rice Manager

RICE ENERGY INC. a Delaware corporation

By:	/s/ Daniel J. Rice IV
Name:	Daniel J. Rice IV
Title:	Chief Executive Officer

SIGNATURE PAGE

HOLDER

By:	/s/ David Poesl
Name:	David Poesl

Aggregate Principal Amount: $200,000.00

SIGNATURE PAGE

HOLDER

By:	/s/ Tim McCreary
Name:	Tim McCreary

Aggregate Principal Amount: $30,000

SIGNATURE PAGE

HOLDER

By:	/s/ Walter J. Wiechetek
Name:	Walter J. Wiechetek

Aggregate Principal Amount: $20,000

SIGNATURE PAGE

HOLDER

By:	/s/ Pablo Salas-Schoofield
Name:	Pablo Salas-Schoofield

Aggregate Principal Amount: $200,000.00

SIGNATURE PAGE

HOLDER

By:	/s/ Paul H. Mix
Name:	Paul H. Mix

Aggregate Principal Amount: $100,000

SIGNATURE PAGE

HOLDER

By:	/s/ Janina F. Mix, Trust
Name:	Janina F. Mix, Trust

Aggregate Principal Amount: $50,000

SIGNATURE PAGE

HOLDER

By:	/s/ Donald H. Newlin
Name:	Donald H. Newlin

Aggregate Principal Amount: $100,000

SIGNATURE PAGE

HOLDER

By:	/s/ Roland W. and Donna M. Gillis
Name:	Roland W. and Donna M. Gillis

Aggregate Principal Amount: $150,000

SIGNATURE PAGE

HOLDER

By:	/s/ Charles Slatery
Name:	Charles Slatery, CEO,
NFC High Yield Debt, LLC

Aggregate Principal Amount: $1,870,000

SIGNATURE PAGE

HOLDER

By:	/s/ Steven C. Walske
Name:	Steven C. Walske

Aggregate Principal Amount: $200,000

SIGNATURE PAGE

HOLDER

By:	/s/ Nulsen B. Smith
Name:	Nulsen B. Smith

Aggregate Principal Amount: $200,000.00

SIGNATURE PAGE

HOLDER

By:	/s/ Mohamad R. Abul-Khoudoud
Name:	Mohamad R. Abul-Khoudoud

Aggregate Principal Amount: $85,000

SIGNATURE PAGE

HOLDER

By:	/s/ Georgia M. Jones

By:	/s/ William J. Jones
Name:	Georgia M. Jones and William J. Jones

Aggregate Principal Amount: $50,000

SIGNATURE PAGE

HOLDER

By:	/s/ Michael G. Stoecker
Name:	Michael G. Stoecker

Aggregate Principal Amount: $50,000.00

SIGNATURE PAGE

HOLDER

By:	/s/ G. Ruffner Page, Jr.
Name:	G. Ruffner Page, Jr.

Aggregate Principal Amount: $1,400,000,00

SIGNATURE PAGE

HOLDER

By:	/s/ Shawn M. Borgeson
Name:	Shawn M. Borgeson

Aggregate Principal Amount: $150,000

SIGNATURE PAGE

HOLDER

By:	/s/ Gregory L. Olson
Name:	Gregory L. Olson

Aggregate Principal Amount: $100,000.00

SIGNATURE PAGE

HOLDER

By:	/s/ Donald Smith
Name:	Donald Smith

Aggregate Principal Amount: $100,000

SIGNATURE PAGE

HOLDER

By:	/s/ Howard Sutter

By:	/s/ Marie Sutter
Name:	Howard Sutter and Marie Sutter

Aggregate Principal Amount: $100,000.00

SIGNATURE PAGE